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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported):    July 7, 1999




                                INTEL CORPORATION
               (Exact Name of Registrant as Specified in Charter)


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
          DELAWARE                      0-6217                  94-1672743
(State or Other Jurisdiction       (Commission File          (I.R.S. Employer
     of Incorporation )                 Number)           Identification Number)
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                           2200 MISSION COLLEGE BLVD.
                           SANTA CLARA, CA 95052-8119
               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:        (408) 765-8080

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ITEM 5. OTHER EVENTS.

     Attached hereto as Exhibit 99.1 and incorporated by reference herein is a press release issued by Intel Corporation on July 7, 1999 relating to a cash-for-stock merger agreement to acquire Softcom Microsystems, Inc.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  EXHIBITS

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
     Exhibit No.         Description
     -----------         -----------
        99.1             Press Release issued July 7, 1999.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of July 8, 1999.

                                INTEL CORPORATION


                                By: /s/ F. Thomas Dunlap, Jr.
                                   ---------------------------------------------
                                   F. Thomas Dunlap, Jr.
                                   Vice President, General Counsel and Secretary

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                                  EXHIBIT INDEX

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
                                                                    SEQUENTIALLY
                                                                      NUMBERED
EXHIBIT NO.      DOCUMENT                                               PAGE
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
Exhibit 99.1     Press Release issued July 7, 1999.
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